EXHIBIT 10.76

Asset collateral contract

Party A: Southwest Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd.

Legal representative: Zhou feng

Domicile: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Party B: State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

Legal representative: Zheng Fasong

Domicile: Weishuang Avenue, Caohai Town, Weining County, Guizhou Province

In order to ensure the realization of Party B’s claims, Party A is willing to set up a mortgage for Party B with the assets it is entitled to dispose of. After review, Party B agreed to accept Party A’s assets mortgage. After agreement, both parties A and B shall conclude this contract according to the following terms.

Article 1.Types and Amounts of Guaranteed Main Claims

The guaranteed main creditor’s right is the recovery right that Party B enjoys for Party A according to the Equity Purchase Agreement signed with Huaxia Financial Leasing Co., Ltd., and the amount of this creditor’s right (estimated) is: 217,000,000,000.00 Yuan.

Article 2 Duration of debtor’s performance of debt

The debtor shall perform the debt within 5 days after Party B performs the equity purchase agreement signed with Huaxia Financial Leasing Co., Ltd.

Article 3 Party A uses the property specified in the “List of Mortgages” in Annex I (hereinafter referred to as “mortgage assets”) to establish a mortgage for Party B. When the debtor fails to perform its obligations, Party A has the right to discount the mortgaged assets, auction or sale proceeds will be paid first.

Article 4 Scope of Mortgage Guarantee

The scope of the mortgage guarantee includes the main creditor’s rights and interest, liquidated damages, damages, and the cost of realizing the pledge.

Article 5 Party A shall complete the mortgage registration at the mortgage registration authority (land management department, real estate registration center, vehicle management office or market supervision and management bureau, etc.) within 5 days after the conclusion of this contract. From the date of registration of mortgage, Party B’s mortgage right is formally established, and Party A shall not sell, re-mortgage or otherwise dispose of the mortgaged assets.

Article 6 Responsibility for the storage of the mortgaged assets are as follows: Party A shall keep the mortgaged assets on its own. Party A shall properly keep the mortgaged assets, bear the responsibility of repair, maintenance, and guarantee the integrity during the mortgage period, and accept Party B’s check at any time.

Article 7 Party A shall, in accordance with Party B’s requirements, apply for property insurance on the mortgaged assets, and the beneficiary of the insurance shall be Party B, and shall submit the insurance policy to Party B for preservation. Since it is now in the construction phase of the infrastructure, all risks of capital construction should be insured. After the project is put into operation, all risks of property and machinery damage should be purchased. The insurance period is not less than 1 year. If the merger and acquisition is still performed after one year, Party A must go through the procedures for extending the insurance period. If the insured property suffers a disaster, Party B has the right to recover the mortgaged assets from the insurance compensation first.

Article 8 During the term of this contract, Party A shall not sell or gift the mortgaged assets; Party A shall obtain written consent from Party B if it relocates, leases, guarantees, transfers, re-mortgages or transfers the mortgaged assets under this contract in any other way.

Article 9 The related insurance, appraisal, registration, transportation and storage costs under this contract shall be borne by Party A.

Article 10 During the term of validity of this contract, if Party A splits and merges, the changed institution shall enjoy and assume the rights and obligations under this contract. Party A is announced to be dissolved or bankrupted, and Party B has the right to realize the mortgage right in advance.

Article 11 Party B has the right to realize the mortgage right in advance when one of the following circumstances occurs:

1. Failure to use financing lease funds in accordance with the agreement, misappropriation of equipment and materials purchased for the project, and failure to perform duties in accordance with the contract;

2. The mortgagor was declared dissolved and bankrupt.

If the proceeds from processing the collateral are not enough to repay Party B, Party B has the right to recourse separately; if the price is repaid to Party B, the balance shall be returned to Party A.

Article 12 After this contract takes effect, neither party A or B may alter or terminate the contract without authorization. If it is necessary to change or terminate the contract, a written termination agreement shall be reached through mutual agreement. Until the termination agreement is reached, the terms of this contract are still valid.

Article 13 If Party A executes the main contract within the time limit agreed on in the contract, the contract is terminated after it has been fully performed, and Party B cooperates with Party A to complete the registration of the cancellation of the mortgage.

Article 14 Liability for breach of contract

1.	According to Article 6 of this contract, if the mortgage assets held by Party A are damaged due to improper storage, Party B has the right to require Party A to restore the original state of the property or provide new mortgage assets approved by Party B, and compensate Party B for the damages suffered Loss.

2.	If Party A violates the provisions of Article 7 of this contract, Party B may stop issuing financial lease funds or perform any disposal of the mortgage assets in advance as the case may be.

3.	If Party A violates Article 8 and disposes of the mortgage assets without authorization, its behavior is invalid. Party B may request Party A to restore the original state of the mortgaged assets or provide new mortgaged assets approved by Party B as well as to compensate Party B for the losses suffered by it.

4.	Party A shall pay compensation to Party B for causing economic losses due to concealment, controversy, seizure or mortgage of the mortgaged assets.
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5.	If either party A or B violates the provisions of Article 14, they shall pay to the other party a penalty of five ten thousandths of the mortgaged assets.

6.	During the term of this contract, without the consent of the mortgagor, the mortgagee may change the terms of the contract or transfer the mortgaged assets without authorization.

Article 15 Ways of Settling Disputes

Any dispute between Party A and Party B in the performance of this contract shall be resolved through consultation between the two parties. If the negotiation fails, a lawsuit shall be filed in the people’s court where the mortgaged assets are located.

Article 16 This contract shall be signed by the legal representatives of the parties A and B or an agent authorized by the legal representatives and affixed with the official seal of the unit, and shall take effect on the day when the autonomous contract takes effect.

Article 17 This contract is in triplicate, one for each of the two parties, and one for the mortgage registration authority

Signed date: December 08,2019

Annex 1

List of Mortgages

序号/No	名称/Item	数量/单位*Amount,Unit	启用日期/ commissioning date	经济适用年限/economic life	承租人折旧政策/depreciation policy	租赁物原值/original value(元)	存放地点/ storage place
1	335多晶组件	74.1087兆瓦	2020-1-1	20	20年直线折旧 残值5%	135,220,725.00	义龙项目地
2	2*10钢结构支架设备	11061套	2020-1-1	20	20年直线折旧 残值5%	38,544,000.00	义龙项目地
3	1.26MWp升压逆变一体机	50台	2020-1-1w	20	20年直线折旧 残值5%	15,920,658.00	义龙项目地
4	1*4光伏电缆	612000米	2020-1-1	20	20年直线折旧 残值5%	2,570,400.00	义龙项目地
5	PV004光伏连接器w	w11061套	2020-1-1	20	20年直线折旧 残值5%	53,183.00	义龙项目地
6	铝合金电力电缆	132800米	2020-1-1	20	20年直线折旧 残值5%	5,523,800.00	义龙项目地
7	直流汇流箱	700台	2020-1-1	20	20年直线折旧 残值5%	2,186,400.00	义龙项目地
8	组件压块及配w套螺栓	74.1087兆瓦	2020-1-1	20	20年直线折旧 残值5%	1,516,284.68	义龙项目地
9	铝合金高压电力电缆	13000米	2020-1-1	20	20年直线折旧 残值5%	3,286,500.00	义龙项目地
10	电缆桥架	21000米	2020-1-1	20	20年直线折旧 残值5%	4,350,000.00	义龙项目地
11	接地 50x5 热镀锌扁钢	60000米	2020-1-1	20	20年直线折旧 残值5%	1,649,400.00	义龙项目地
12	#1地块至#2地块架空线路	2km	2020-1-1	20	20年直线折旧 残值5%	1,972,000.00	义龙项目地
13	110kV主变压器（含中性点设备）	1台	2020-1-1	20	20年直线折旧 残值5%	4,548,876.00	义龙项目地
14	110kV隔离开关	2台	2020-1-1	20	20年直线折旧 残值5%	91,596.96	义龙项目地
15	110kV断路器	1台	2020-1-1	20	20年直线折旧 残值5%	45,798.48	义龙项目地
16	110kV电流互感W器	1组	2020-1-1	20	20年直线折旧 残值5%	32,919.39	义龙项目地
17	110kV电容式电压互感器	1组	2020-1-1	20	20年直线折旧 残值5%	36,997.71	义龙项目地
18	110kV避雷器	1组	2020-1-1	20	20年直线折旧 残值5%	35,598.89	义龙项目地
19	高压开关柜	9面	2020-1-1	20	20年直线折旧 残值5%	1,684,213.61	义龙项目地
20	SVG无功补偿装置	1套	2020-1-1	20	20年直线折旧 残值5%	1,924,703.02	义龙项目地
21	站用兼接地变压器	1台	2020-1-1	20	20年直线折旧 残值5%	52,791.35	义龙项目地
22	35KV接地电阻成套装置	1套	2020-1-1	20	20年直线折旧 残值5%	556,500.00	义龙项目地
23	站用低压出线柜	3台	2020-1-1	20	20年直线折旧 残值5%	122,993.13	义龙项目地
24	10kV 站用变压器	1台	2020-1-1	20	20年直线折旧 残值5%	51,500.00	义龙项目地
25	10kV 电源架空线路（含导线 LGJ-95,电杆及金具等）	3km	2020-1-1	20	20年直线折旧 残值5%	956,800.00	义龙项目地
26	35kV电力电缆	300m	2020-1-1	20	20年直线折旧 残值5%	80,000.00	义龙项目地
27	升压站独立避雷针	1套	2020-1-1	20	20年直线折旧 残值5%	309,700.00	义龙项目地
28	计算机监控系统	1套	2020-1-1	20	20年直线折旧 残值5%	559,700.00	义龙项目地
29	全站（含场区）视屏安防监控系统	1套	2020-1-1	20	20年直线折旧 残值5%	411,796.19	义龙项目地
30	故障录波系统	1套	2020-1-1	20	20年直线折旧 残值5%	86,888.31	义龙项目地

31	保信子站	1套	2020-1-1	20	20年直线折旧 残值5%	56,888.00	义龙项目地
32	远动W通信系统	1套	2020-1-1	20	20年直线折旧 残值5%	58,888.30	义龙项目地
33	低频低压解列及高频切机装置	1套	2020-1-1	20	20年直线折旧 残值5%	51,888.31	义龙项目地
34	220V直流系统	4面	2020-1-1	20	20年直线折旧 残值5%	158,317.16	义龙项目地
35	UPS逆变电源柜	1面	2020-1-1	20	20年直线折旧 残值5%	26,579.29	义龙项目地
36	光纤通信设备	1套 w	2020-1-1	20	20年直线折旧 残值5%	81,208.00	义龙项目地
37	地区调度数据网接入设备	1套	2020-1-1	20	20年直线折旧 残值5%	41,208.00	义龙项目地
38	通信电源柜	1套	2020-1-1	20	20年直线折旧 残值5%	21,208.00	义龙项目地
39	调度通信	1套	2020-1-1	20	20年直线折旧 残值5%	60,980.37	义龙项目地
40	110kV线路光差保护测控装置	1台	2020-1-1	20	20年直线折旧 残值5%	202,779.64	义龙项目地
41	110kV主变保护装置	2台	2020-1-1	20	20年直线折旧 残值5%	163,389.00	义龙项目地
42	110kV主变测控装置	1台	2020-1-1	20	20年直线折旧 残值5%	164,389.82	义龙项目地
43	电量计量屏	1面	2020-1-1	20	20年直线折旧 残值5%	85,989.00	义龙项目地
44	光功率预测系统设备	1套	2020-1-1	20	20年直线折旧 残值5%	186,489.00	义龙项目地
45	光伏电站环境监测仪	1套	2020-1-1	20	20年直线折旧 残值5%	36,489.00	义龙项目地
46	电能监测装置	1套	2020-1-1	20	20年直线折旧 残值5%	51,489.00	义龙项目地
47	二次安全防护设备	1套	2020-1-1	20	20年直线折旧 残值5%	211,489.00	义龙项目地
48	有功功率无功功率控制系统	1套	2020-1-1	20	20年直线折旧 残值5%	81,489.00	义龙项目地
49	时钟同步系统屏	1面	2020-1-1	20	20年直线折旧 残值5%	51,350.24	义龙项目地
50	二次控制电缆及电源线	1项	2020-1-1	20	20年直线折旧 残值5%	1,674,432.76	义龙项目地
	合计					227,849,664.61